                                                                Exhibit 23.1
                                                                ------------


INDEPENDENT AUDITORS' CONSENT

To the Board of Directors and Stockholders of Datascope Corp.

We consent to the incorporation by reference in this Registration Statement of Datascope Corp. on Form S-8 of our report dated July 26, 1995, appearing in the Annual Report on Form 10-K of Datascope Corp. for the year ended June 30, 1995.

/s/ Deloitte & Touche LLP
DELOITTE & TOUCHE LLP

New York, New York
January 29, 1996